                                                                       Exhibit 2


                         POWER OF ATTORNEY AND CONSENT
                                TO JOINT FILING


         The undersigned does hereby make, constitute and appoint (other than himself) Ronald C. Lassiter, Robert V. Leffler, Jr., and W. George Loar ("Members"), and each of them severally, the undersigned's true and lawful attorney or attorneys (hereinafter referred to individually as "Attorney" or collectively as "Attorneys") with power to act with or without the others and with full power of substitution and resubstitution, to execute, make, declare, certify and file with the Securities and Exchange Commission and other appropriate governmental or private entities, any statements, reports or other information required to be filed under the Securities Exchange Act of 1934, as amended, or other state or federal statutes, by the undersigned as a Proxy named in the Irrevocable Proxy dated June 4, 1996 from Malcolm I. Glazer, individually and as trustee of the Malcolm I. Glazer Trust, covering 10,408,717 shares of Common Stock $.25 par value, of Zapata Corporation. Each Attorney is specifically authorized and empowered to execute, make, declare, certify and file the Schedule 13D, all amendments to such materials and all other documents and information incidental or related to such materials required to be filed by the undersigned in such capacity, in such form and manner in which those Attorneys or any of them deem necessary or desirable to be done pursuant to and in accordance with the authorization contained in this Power of Attorney as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of the Attorneys and each of them.

         The undersigned hereby agrees to indemnify and hold harmless the Attorneys, and each of them, from and against any and all claims, liabilities, charges, costs, damages and expenses of every kind and nature connected, directly or indirectly, with or any act or action taken or done by said Attorneys pursuant to and in accordance with this Power of Attorney.

         The undersigned hereby consents to the filing of a joint Schedule 13D on behalf of all Members that contains the required information for all Members.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on June 13, 1996.




                                        /s/ Ronald C.  Lassiter
                                        ------------------------------------
                                        (Name)


                              Page 1 of 3 Pages

                         POWER OF ATTORNEY AND CONSENT
                                TO JOINT FILING


         The undersigned does hereby make, constitute and appoint (other than himself) Ronald C. Lassiter, Robert V. Leffler, Jr., and W. George Loar ("Members"), and each of them severally, the undersigned's true and lawful attorney or attorneys (hereinafter referred to individually as "Attorney" or collectively as "Attorneys") with power to act with or without the others and with full power of substitution and resubstitution, to execute, make, declare, certify and file with the Securities and Exchange Commission and other appropriate governmental or private entities, any statements, reports or other information required to be filed under the Securities Exchange Act of 1934, as amended, or other state or federal statutes, by the undersigned as a Proxy named in the Irrevocable Proxy dated June 4, 1996 from Malcolm I. Glazer, individually and as trustee of the Malcolm I. Glazer Trust, covering 10,408,717 shares of Common Stock $.25 par value, of Zapata Corporation. Each Attorney is specifically authorized and empowered to execute, make, declare, certify and file the Schedule 13D, all amendments to such materials and all other documents and information incidental or related to such materials required to be filed by the undersigned in such capacity, in such form and manner in which those Attorneys or any of them deem necessary or desirable to be done pursuant to and in accordance with the authorization contained in this Power of Attorney as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of the Attorneys and each of them.

         The undersigned hereby agrees to indemnify and hold harmless the Attorneys, and each of them, from and against any and all claims, liabilities, charges, costs, damages and expenses of every kind and nature connected, directly or indirectly, with or any act or action taken or done by said Attorneys pursuant to and in accordance with this Power of Attorney.

         The undersigned hereby consents to the filing of a joint Schedule 13D on behalf of all Members that contains the required information for all Members.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on June 11, 1996.




                                        /s/ Robert V.  Leffler, Jr.
                                        -----------------------------------
                                        (Name)





                               Page 2 of 3 Pages

                         POWER OF ATTORNEY AND CONSENT
                                TO JOINT FILING


         The undersigned does hereby make, constitute and appoint (other than himself) Ronald C. Lassiter, Robert V. Leffler, Jr., and W. George Loar ("Members"), and each of them severally, the undersigned's true and lawful attorney or attorneys (hereinafter referred to individually as "Attorney" or collectively as "Attorneys") with power to act with or without the others and with full power of substitution and resubstitution, to execute, make, declare, certify and file with the Securities and Exchange Commission and other appropriate governmental or private entities, any statements, reports or other information required to be filed under the Securities Exchange Act of 1934, as amended, or other state or federal statutes, by the undersigned as a Proxy named in the Irrevocable Proxy dated June 4, 1996 from Malcolm I. Glazer, individually and as trustee of the Malcolm I. Glazer Trust, covering 10,408,717 shares of Common Stock $.25 par value, of Zapata Corporation. Each Attorney is specifically authorized and empowered to execute, make, declare, certify and file the Schedule 13D, all amendments to such materials and all other documents and information incidental or related to such materials required to be filed by the undersigned in such capacity, in such form and manner in which those Attorneys or any of them deem necessary or desirable to be done pursuant to and in accordance with the authorization contained in this Power of Attorney as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of the Attorneys and each of them.

         The undersigned hereby agrees to indemnify and hold harmless the Attorneys, and each of them, from and against any and all claims, liabilities, charges, costs, damages and expenses of every kind and nature connected, directly or indirectly, with or any act or action taken or done by said Attorneys pursuant to and in accordance with this Power of Attorney.

         The undersigned hereby consents to the filing of a joint Schedule 13D on behalf of all Members that contains the required information for all Members.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on June 12, 1996.




                                        /s/ W.  George Loar
                                        -----------------------------
                                        (Name)





                               Page 3 of 3 Pages